Exhibit 99.2

Third Quarter 2012 Earnings Call November 2, 2012 Dave Melcher Chief Executive Officer and President Peter Milligan Chief Financial Officer   SAFE HARBOR STATEMENT Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the “Act”): Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. These forward-looking statements include, but are not limited to, statements about the separation of the Company from ITT Corporation, the terms and the effect of the separation, the nature and impact of such a separation, capitalization of the Company, future strategic plans and other statements that describe the Company’s business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. Whenever used, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target” and other terms of similar meaning are intended to identify such forward-looking statements. Forward-looking statements are uncertain and to some extent unpredictable, and involve known and unknown risks, uncertainties and other important factors that could cause actual results to differ materially from those expressed or implied in, or reasonably inferred from, such forward-looking statements. Factors that could cause results to differ materially from those anticipated include, but are not limited to: In addition, there are risks and uncertainties relating to our separation from ITT Corporation including whether those transactions will result in any tax liability, the operational and financial profile of the Company or any of its businesses after giving effect to the separation, and the ability of the Company to operate as an independent entity. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company’s historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to, those described in Exelis Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and those described from time to time in our future reports filed with the Securities and Exchange Commission. .Our dependence on the defense industry and the business risks peculiar to that industry, including changing priorities or reductions in the U.S. Government or international defense budgets; .Government regulations and compliance therewith, including changes to the Department of Defense procurement process; .Our international operations, including sales to foreign customers; .Competition, industry capacity and production rates; .Misconduct of our employees, subcontractors, agents and business partners; .The level of returns on postretirement benefit plan assets and potential employee benefit plan contributions and other employment and pension matters; .Changes in interest rates and other factors that affect earnings and cash flows; .The mix of our contracts and programs, our performance, and our ability to control costs; .Governmental investigations; .Our level of indebtedness and our ability to make payments on or service our indebtedness; .Subcontractor performance; .Economic and capital markets conditions; .The availability and pricing of raw materials and components; .Ability to retain and recruit qualified personnel; .Protection of intellectual property rights; .Changes in technology; .Contingencies related to actual or alleged environmental contamination, claims and concerns; .Security breaches and other disruptions to our information technology and operations; and .Unanticipated changes in our tax provisions or exposure to additional income tax liabilities. 2   Q3 2012 EXELIS RESULTS: Q3 2012 Results $ millions, except per share amounts 2012 vs 2011 Orders $ 1,329 -23% Revenue $ 1,361 -11% Adjusted Operating Income (1) $ 149 -10% Adjusted Operating Margin (1) 10.9% 16 bps Adjusted EPS (2) $ 0.45 -21% Year-to-Date Free Cash Flow (FCF) (3) $ 26 -91% (1)Adjusted Operating Income/Margin excludes charges related to the October 31, 2011 spin-off from ITT Corporation (2)Adjusted EPS = GAAP EPS, excluding charges related to the October 31, 2011 spin-off from ITT Corporation (3)Free Cash Flow = Cash Flow from Operations less Capital Expenditures plus Separation Costs. Does not include dividend payments. For Non-GAAP reconciliations, refer to appendix and www.exelisinc.com/investors   .YTD strongest quarter for orders; increased 9% over Q2’12 .Revenue continues to trend to high end of guidance range .Generated $167 of Free Cash Flow(3) in the quarter Performance in line with expectations – on track for full year    $2.8 $2.8 $7.7 $7.6 Q2 2012 Q3 2012 Total Backlog ($B) C4ISR I&TS $2.2 $2.1 $0.6 $0.7 Q2 2012 Q3 2012 C4ISR Backlog ($B) Funded Unfunded $1.0 $1.0 $6.7 $6.6 Q2 2012 Q3 2012 I&TS Backlog ($B) Funded Unfunded .Book-to-Bill: 0.98x .C4ISR: .Lower CIED upgrades and airborne EW offset by domestic SINCGARS spare and repair .I&TS: .Lower Middle East programs and communications and information systems offset by space ground and range programs $10.5 $10.5(2) $2.8 $7.6 (1) Total backlog includes both funded backlog (firm orders for which funding is contractually obligated by the customer) and unfunded backlog (firm orders for which funding is not currently contractually obligated by the customer) and represents firm orders and potential options on multi-year contracts, excluding potential orders under indefinite delivery / indefinite quantity (IDIQ) contracts. (2) Amounts may not sum due to rounding. 4 $2.8 $7.7 Q3 BACKLOG(1)   -91 bps Adjusted Operating Margin(1) Lower pension expense, discretionary expenses Sales mix and volume declines -19% Orders Airborne EW, Int’l integrated structures, Domestic SINCGARS spare and repair International SINCGARS, Ground EW Night Vision -18% Revenue Band C CREW upgrade kits, Ground EW, ISR solutions Domestic SINCGARS, Night Vision C4ISR SEGMENT: SALES MIX EVOLVING; DISCRETIONARY COST MANAGEMENT (1)Adjusted Operating Income/Margin excludes charges related to the October 31, 2011 spin-off from ITT Corporation For Non-GAAP reconciliations, refer to appendix and www.exelisinc.com/investors Q3 2012 Results $ millions, except per share amounts 2012 vs 2011 Orders $ 538 -19% Revenue $ 611 -18% Adjusted Operating Income(1) $ 87 -23% Adjusted Operating Margin(1) 14.2% -91 bps   +165 bps Adjusted Operating Margin(1) Productivity improvements and lower discretionary spending -25% Orders Timing Middle East programs -5% Revenue Afghanistan programs TSE Bridge, Middle East program revenue moderation I&TS SEGMENT: MARGIN GROWTH; STABILIZING MIDDLE EAST PROGRAM REVENUE (1)Adjusted Operating Income/Margin excludes charges related to the October 31, 2011 spin-off from ITT Corporation For Non-GAAP reconciliations, refer to appendix and www.exelisinc.com/investors Q3 2012 Results $ millions, except per share amounts 2012 vs 2011 Orders $ 791 -25% Revenue $ 750 -5% Adjusted Operating Income(1) $ 62 +19% Adjusted Operating Margin(1) 8.3% +165 bps   SUMMARY For Non-GAAP reconciliations, refer to appendix and www.exelisinc.com/investors .Strong 3rd quarter cash generation .Anticipating pension headwind in 2013 .Positioning for greater flexibility in uncertain budget environment Continuing to deliver to plan – on track for 2012 7   Appendix   RECONCILIATION OF NON-GAAP MEASURES Management reviews key performance indicators including revenue, segment operating income and margins, orders growth, and backlog, among other metrics on a regular basis. In addition, we consider certain additional measures to be useful to management and investors evaluating our operating performance for the periods presented, and provide a tool for evaluating our ongoing operations, liquidity and management of assets. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives, including, but not limited to, acquisitions, and debt repayment. These metrics, however, are not measures of financial performance under accounting principles generally accepted in the United States of America (GAAP) and should not be considered a substitute for sales, operating income, income from continuing operations, or net cash from continuing operations as determined in accordance with GAAP. We consider the following non-GAAP measures, which may not be comparable to similarly titled measures reported by other companies, to be key performance indicators: “adjusted net income” defined as net income, adjusted to exclude items that include, but are not limited to significant charges or credits that impact current results, but are not related to our ongoing operations, unusual and infrequent non-operating items and non-operating tax settlements or adjustments. A reconciliation of adjusted net income is provided below. 9 RECONCILIATION OF NON-GAAP MEASURES “segment adjusted operating income” defined as operating income of our two segments, adjusted to exclude items that include, but are not limited to significant charges or credits that impact current results, but are not related to our ongoing operations, unusual and infrequent non-operating items and non-operating tax settlements or adjustments. A reconciliation of segment operating income is provided below. “segment adjusted operating margin” defined as segment adjusted operating income as defined above, divided by revenue. A reconciliation of segment operating margin is provided below. 10   RECONCILIATION OF NON-GAAP MEASURES “Free cash flow” defined as GAAP cash flow from operating activities, less capital expenditures plus separation costs. This metric does not include dividend payments. 11   RECONCILIATION OF NON-GAAP MEASURES “Free cash flow” defined as GAAP cash flow from operating activities, less capital expenditures plus separation costs. This metric does not include dividend payments. 12 13 RECONCILIATION OF NON-GAAP MEASURES